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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                FEBRUARY 28, 2003




                         COMMISSION FILE NUMBER 0-27818

                             DOANE PET CARE COMPANY
             (Exact Name of Registrant as Specified in Its Charter)

           DELAWARE                                              43-1350515
(State or other jurisdiction of                                 (IRS employer
 incorporation or organization)                              identification no.)


                            210 WESTWOOD PLACE SOUTH,
                                    SUITE 400
                               BRENTWOOD, TN 37027
           (Address of principal executive office, including zip code)

                                 (615) 373-7774
              (Registrant's telephone number, including area code)

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ITEM 9. REGULATION FD DISCLOSURE.

            In accordance with General Instruction B.2 of Form 8-K, the information in this Form 8-K shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities and Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

            The registrant issued a press release dated February 28, 2003 announcing its fourth quarter and fiscal 2002 earnings and providing fiscal 2003 earnings guidance, which is attached to this Form 8-K as Exhibit 99.1 and which shall be deemed a part of this Item 9 for all purposes.

            The Company announced that it provided the SEC with certifications from its Chief Executive Officer and Chief Financial Officer on February 28, 2003 in accordance with Section 906 of the Sarbanes-Oxley Act of 2002.


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DOANE PET CARE COMPANY

                                              By: /s/ PHILIP K. WOODLIEF
                                                 -------------------------------
                                                 Philip K. Woodlief
                                                 Vice President, Finance and
                                                 Chief Financial Officer

                                              By: /s/ STEPHEN P. HAVALA
                                                 -------------------------------
                                                 Stephen P. Havala
                                                 Corporate Controller and
                                                 Principal Accounting Officer


Date: February 28, 2003




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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                                DESCRIPTION
-------                               -----------

 99.1         --  Doane Pet Care Company press release dated February 28, 2003, entitled "Doane Pet Care Confirms Earnings Momentum in Q4 and Fiscal 2002 Earnings; Reiterates Fiscal 2003 Earnings Guidance and Outlook"